SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 2003


         Carnival Corporation                            Carnival plc
         --------------------                            ------------
      (Exact name of registrant                   (Exact name of registrant
     as specified in its charter)                as specified in its charter)

         Republic of Panama                          England and Wales
     ---------------------------                 ----------------------------
     (State or other jurisdiction               (State or other jurisdiction
          of incorporation)                          of incorporation)

                1-9610                                      1-15136
     ----------------------------               ----------------------------
       (Commission File Number)                    (Commission File Number)

              59-1562976                                     None
     ---------------------------                ----------------------------
          (I.R.S. Employer                            (I.R.S. Employer
          Identification No.)                         Identification No.)

         3655 N.W. 87th Avenue               Carnival House, 5 Gainsford Street,
     Miami, Florida  33178-2428                 London SE1 2NE, England
     -------------------------------           ------------------------------
     (Address of principal executive          (Address of principal executive
                offices)                                 offices)
              (zip code)                                (zip code)

              (305) 599-2600                         011 44 20 7940 5381
     --------------------------------          --------------------------------
      (Registrant's telephone number,           (Registrant's telephone number,
           including area code)                      including area code)

                  None                                      None
     -------------------------------           --------------------------------
     (Former name and former address,          (Former name and former address,
       if changed since last report)             if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
-------------------------------------------------------

         Set forth below are the "Carnival Corporation & plc Pro Forma Consolidated Statements of Operations" and "Carnival Corporation & plc Pro Forma Net Cruise Revenues and Net Cruise Costs" for each of the three months ended February 28, 2003 and 2002, May 31, 2003 and 2002, August 31, 2003 and 2002 and
November 30, 2002; and for the nine months ended August 31, 2003 and 2002; and for the twelve months ended November 30, 2002.

         The pro forma consolidated statements of operations gives pro forma effect to the dual listed company ("DLC") transaction between Carnival Corporation and Carnival plc, which was completed on April 17, 2003. This pro forma data is being furnished to update the previous pro forma information furnished to the SEC on the Carnival Corporation & plc joint Current Report on Form 8-K, dated June 25, 2003, primarily as a result of changes in the Carnival Corporation & plc statement of operations reporting format and to conform this information to the reclassifications made in the August 31, 2003 and 2002 Carnival Corporation & plc statements of operations.

         All the information contained in this Item 12 is being furnished solely for informational purposes and Carnival Corporation and Carnival plc do not intend for any of this information to be incorporated by reference into filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.


CAUTIONARY NOTE CONCERNING FACTORS THAT MAY AFFECT FUTURE RESULTS

         Some of the statements contained in this joint Current Report on Form 8-K are "forward-looking statements" that involve risks, uncertainties and assumptions with respect to Carnival Corporation & plc, including some statements concerning future results, plans, outlook, goals and other events which have not yet occurred. You can find many, but not all, of these statements by looking for words like "will," "may," "believes," "expects," "anticipates," "forecast," "future," "intends," "plans," and "estimates" and for similar expressions. Because forward-looking statements, including those which may impact the forecasting of earnings per share, net revenue yields, booking levels, pricing, occupancy, operating, financing and tax costs, costs per available lower berth day, estimates of ship depreciable lives and residual values or business prospects, involve risks and uncertainties, there are many factors that could cause Carnival Corporation & plc's actual results, performance or achievements to differ materially from those expressed or implied in this joint Current Report on Form 8-K. These factors include, but are not limited to, the following: achievement of expected benefits from the DLC transaction; risks associated with the DLC structure; risks associated with the uncertainty of the tax status of the DLC structure; general economic and business conditions, which may impact levels of disposable income of consumers and the net revenue yields for cruise brands of Carnival Corporation & plc; conditions in the cruise and land-based vacation industries, including competition from other cruise ship operators and providers of other vacation alternatives and increases in capacity offered by cruise ship and land-based vacation alternatives; the impact of operating internationally; the international political and economic climate, armed conflicts, terrorist attacks, availability of air service and other world events and adverse publicity and their impact on the demand for cruises; accidents and other incidents at sea affecting the health, safety, security and vacation satisfaction of passengers; the ability of Carnival Corporation & plc to implement its shipbuilding programs and brand strategies and to continue to expand its businesses worldwide; the ability of Carnival Corporation & plc to attract and retain shipboard crew and maintain good relations with employee unions; the ability to obtain financing on terms that are favorable or consistent with Carnival Corporation & plc's expectations; the impact of changes in operating and financing costs, including changes in foreign currency and interest rates and fuel, food, insurance and security costs; changes in the tax, environmental, health, safety, security and other regulatory regimes under which

Carnival Corporation & plc operates; continued availability of attractive port destinations; the ability to successfully implement cost improvement plans and to integrate business acquisitions; continuing financial viability of Carnival Corporation & plc's travel agent distribution system; weather patterns or natural disasters; and the ability of a small group of shareholders effectively to control the outcome of shareholder voting.

         Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant listing rules, Carnival Corporation & plc expressly disclaims any obligation to disseminate, after the date of this announcement, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

-------------------------PRO FORMA FINANCIAL INFORMATION------------------------

                                                      CARNIVAL CORPORATION & PLC
                                         PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                                              (in thousands, except earnings per share)

                                         THREE MONTHS ENDED            THREE MONTHS ENDED            THREE MONTHS ENDED
                                              FEB. 28,                      MAY 31,                      AUG. 31,
                                              --------                      -------                      --------
                                        2003           2002           2003           2002           2003           2002
                                        ----           ----           ----           ----           ----           ----
REVENUES
   Cruise
       Passenger tickets            $ 1,262,660    $ 1,075,273    $ 1,238,608    $ 1,156,195    $ 1,863,185    $ 1,674,519
       Onboard and other                351,661        306,830        364,343        323,439        466,468        380,515
   Other                                  7,375          9,304         31,190         39,275        194,087        204,249
                                    -----------    -----------    -----------    -----------    -----------    -----------
                                      1,621,696      1,391,407      1,634,141      1,518,909      2,523,740      2,259,283
                                    -----------    -----------    -----------    -----------    -----------    -----------

COSTS AND EXPENSES
   Operating
    Cruise
      Passenger tickets                 311,814        274,587        280,429        256,827        361,268        339,224
      Onboard and other                  61,964         58,607         60,688         51,350         82,531         66,838
      Payroll and related               191,680        158,924        206,327        163,797        218,277        172,078
      Food                              104,617         86,355        104,445         91,932        118,165        102,827
      Other ship operating              335,380        250,152        350,186        268,660        368,697        308,063
    Other                                12,301         16,168         32,395         37,038        130,707        133,398
                                    -----------    -----------    -----------    -----------    -----------    -----------
  Total operating                     1,017,756        844,793      1,034,470        869,604      1,279,645      1,122,428
  Selling and administrative (2)        281,104        233,713        273,790        221,285        259,582        236,266
  Depreciation and amortization         155,272        126,673        160,214        133,445        175,782        143,335
  Impairment charge                                                                                                 20,000
                                    -----------    -----------    -----------    -----------    -----------    -----------
                                      1,454,132      1,205,179      1,468,474      1,224,334      1,715,009      1,522,029
                                    -----------    -----------    -----------    -----------    -----------    -----------

OPERATING INCOME                        167,564        186,228        165,667        294,575        808,731        737,254

NONOPERATING (EXPENSE) INCOME
   Interest income                        5,714          7,350          9,641          8,479          6,717         20,470
   Interest expense,
      net of capitalized interest       (52,926)       (43,053)       (47,779)       (46,018)       (57,754)       (56,808)
   Other income (expense),
      net (3)                            17,714          5,836        (11,085)       (11,631)         4,934          1,882
                                    -----------    -----------    -----------    -----------    -----------    -----------
                                        (29,498)       (29,867)       (49,223)       (49,170)       (46,103)       (34,456)
                                    -----------    -----------    -----------    -----------    -----------    -----------

INCOME BEFORE INCOME TAXES              138,066        156,361        116,444        245,405        762,628        702,798

INCOME TAX BENEFIT
  (EXPENSE), NET                          6,203          1,278          5,566          4,443        (28,367)        18,488
                                    -----------    -----------    -----------    -----------    -----------    -----------
NET INCOME                          $   144,269    $   157,639    $   122,010    $   249,848    $   734,261    $   721,286
                                    ===========    ===========    ===========    ===========    ===========    ===========

EARNINGS PER SHARE

      BASIC                               $0.18          $0.20          $0.15          $0.31          $0.92          $0.91
                                          =====          =====          =====          =====          =====          =====
      DILUTED                             $0.18          $0.20          $0.15          $0.31          $0.90          $0.90
                                          =====          =====          =====          =====          =====          =====

WEIGHTED-AVERAGE SHARES
   OUTSTANDING

      BASIC                             795,093        794,466        795,849        794,718        797,015        794,870
      DILUTED                           799,239        799,198        799,414        800,238        818,191        799,376

                                                     CARNIVAL CORPORATION & PLC
                                         PRO FORMA NET CRUISE REVENUES AND NET CRUISE COSTS
                                          (in thousands, except yields and costs per ALBD)

                                         THREE MONTHS ENDED            THREE MONTHS ENDED            THREE MONTHS ENDED
                                              FEB. 28,                      MAY 31,                      AUG. 31,
                                              --------                      -------                      --------
GROSS AND NET REVENUE YIELDS            2003           2002           2003           2002           2003           2002
                                        ----           ----           ----           ----           ----           ----
Cruise revenues
    Passenger tickets               $ 1,262,660    $ 1,075,273    $ 1,238,608    $ 1,156,195    $ 1,863,185    $ 1,674,519
    Onboard and other                   351,661        306,830        364,343        323,439        466,468        380,515
                                    -----------    -----------    -----------    -----------    -----------    -----------
Gross cruise revenues                 1,614,321      1,382,103      1,602,951      1,479,634      2,329,653      2,055,034

Less cruise costs
    Passenger tickets                  (311,814)      (274,587)      (280,429)      (256,827)      (361,268)      (339,224)
    Onboard and other                   (61,964)       (58,607)       (60,688)       (51,350)       (82,531)       (66,838)
                                    -----------    -----------    -----------    -----------    -----------    -----------
Net cruise revenues                 $ 1,240,543    $ 1,048,909    $ 1,261,834    $ 1,171,457    $ 1,885,854    $ 1,648,972
                                    ===========    ===========    ===========    ===========    ===========    ===========

Available lower berth days
   ("ALBDs")                              8,623          7,396          9,087          7,877          9,915          8,375
                                    ===========    ===========    ===========    ===========    ===========    ===========
Gross revenue yields                $    187.21    $    186.87    $    176.40    $    187.84    $    234.96    $    245.38
                                    ===========    ===========    ===========    ===========    ===========    ===========
Net revenue yields                  $    143.86    $    141.82    $    138.86    $    148.72    $    190.20    $    196.89
                                    ===========    ===========    ===========    ===========    ===========    ===========


GROSS AND NET COSTS PER
   ALBD
Cruise operating expenses           $ 1,005,455    $   828,625    $ 1,002,075    $   832,566    $ 1,148,938    $   989,030
Cruise selling and
    administrative expenses             269,015        222,944        266,745        210,503        249,522        225,310
                                    -----------    -----------    -----------    -----------    -----------    -----------
Gross cruise costs                    1,274,470      1,051,569      1,268,820      1,043,069      1,398,460      1,214,340
Less cruise costs
    Passenger tickets                  (311,814)      (274,587)      (280,429)      (256,827)      (361,268)      (339,224)
    Onboard and other                   (61,964)       (58,607)       (60,688)       (51,350)       (82,531)       (66,838)
                                    -----------    -----------    -----------    -----------    -----------    -----------
Net cruise costs                    $   900,692    $   718,375    $   927,703    $   734,892    $   954,661    $   808,278
                                    ===========    ===========    ===========    ===========    ===========    ===========
ALBDs                                     8,623          7,396          9,087          7,877          9,915          8,375
                                    ===========    ===========    ===========    ===========    ===========    ===========
Gross cruise costs per ALBD         $    147.80    $    142.18    $    139.63    $    132.42    $    141.04    $    145.00
                                    ===========    ===========    ===========    ===========    ===========    ===========
Net cruise costs per ALBD           $    104.45    $     97.13    $    102.09    $     93.30    $     96.28    $     96.51
                                    ===========    ===========    ===========    ===========    ===========    ===========

                                    CARNIVAL CORPORATION & PLC
                          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (1)
                             (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                        NINE MONTHS ENDED      THREE MONTHS    TWELVE MONTHS
                                             AUG. 31,             ENDED           ENDED
                                       2003           2002     NOV. 30, 2002   NOV. 30, 2002
                                       ----           ----     -------------   -------------
REVENUES
      Cruise
         Passenger tickets         $ 4,364,453    $ 3,905,987    $ 1,221,429    $ 5,127,416
         Onboard and other           1,182,472      1,010,784        345,357      1,356,141
       Other                           232,652        252,828         31,575        284,403
                                   -----------    -----------    -----------    -----------
                                     5,779,577      5,169,599      1,598,361      6,767,960
                                   -----------    -----------    -----------    -----------

COSTS AND EXPENSES
  Operating
    Cruise
        Passenger tickets              953,511        870,638        250,858      1,121,496
        Onboard and other              205,183        176,795         60,798        237,593
        Payroll and related            616,284        494,799        180,783        675,582
        Food                           327,227        281,114         99,640        380,754
        Other ship operating         1,054,263        826,875        322,316      1,149,191
    Other                              175,403        186,604         27,351        213,955
                                   -----------    -----------    -----------    -----------
  Total operating                    3,331,871      2,836,825        941,746      3,778,571
  Selling and administrative (2)       814,476        691,264        268,343        959,607
  Depreciation and amortization        491,268        403,453        145,019        548,472
  Impairment charge                                    20,000                        20,000
                                   -----------    -----------    -----------    -----------
                                     4,637,615      3,951,542      1,355,108      5,306,650
                                   -----------    -----------    -----------    -----------

OPERATING INCOME                     1,141,962      1,218,057        243,253      1,461,310

NONOPERATING (EXPENSE)
   INCOME
   Interest income                      22,072         36,299          8,921         45,220
   Interest expense, net of
      capitalized interest            (158,459)      (145,879)       (44,420)      (190,299)
   Other income (expense), net          11,563         (3,913)           853         (3,060)
                                   -----------    -----------    -----------    -----------
                                      (124,824)      (113,493)       (34,646)      (148,139)
                                   -----------    -----------    -----------    -----------

INCOME BEFORE INCOME TAXES           1,017,138      1,104,564        208,607      1,313,171

INCOME TAX (EXPENSE)
   BENEFIT, NET                        (16,598)        24,209         22,996         47,205
                                   -----------    -----------    -----------    -----------
NET INCOME                         $ 1,000,540    $ 1,128,773    $   231,603    $ 1,360,376
                                   ===========    ===========    ===========    ===========

EARNINGS PER SHARE
        BASIC                            $1.26          $1.42         $ 0.29         $ 1.71
                                         =====          =====         ======         ======
        DILUTED                          $1.25          $1.41         $ 0.29         $ 1.70
                                         =====          =====         ======         ======

WEIGHTED-AVERAGE SHARES
   OUTSTANDING

        BASIC                          795,986        794,685        794,949        794,751
        DILUTED                        805,615        799,604        799,255        799,517

                                    CARNIVAL CORPORATION & PLC
                        PRO FORMA NET CRUISE REVENUES AND NET CRUISE COSTS
                         (IN THOUSANDS, EXCEPT YIELDS AND COSTS PER ALBD)

                                        NINE MONTHS ENDED      THREE MONTHS    TWELVE MONTHS
                                             AUG. 31,             ENDED           ENDED
                                       2003           2002     NOV. 30, 2002   NOV. 30, 2002
                                       ----           ----     -------------   -------------
GROSS AND NET REVENUE YIELDS
Cruise revenues
    Passenger tickets              $ 4,364,453    $ 3,905,987    $ 1,221,429    $ 5,127,416
    Onboard and other                1,182,472      1,010,784        345,357      1,356,141
                                   -----------    -----------    -----------    -----------
Gross cruise revenues                5,546,925      4,916,771      1,566,786      6,483,557

Less cruise costs
    Passenger tickets                 (953,511)      (870,638)      (250,858)    (1,121,496)
    Onboard and other                 (205,183)      (176,795)       (60,798)      (237,593)
                                   -----------    -----------    -----------    -----------
Net cruise revenues                $ 4,388,231    $ 3,869,338    $ 1,255,130    $ 5,124,468
                                   ===========    ===========    ===========    ===========
ALBDs                                   27,625         23,648          8,313         31,961
                                   ===========    ===========    ===========    ===========
Gross revenue yields               $    200.79    $    207.91    $    188.47    $    202.86
                                   ===========    ===========    ===========    ===========
Net revenue yields                 $    158.85    $    163.62    $    150.98    $    160.34
                                   ===========    ===========    ===========    ===========

GROSS AND NET COSTS PER ALBD
Cruise operating expenses          $ 3,156,468    $ 2,650,221    $   914,395    $ 3,564,616

Cruise selling and
    administrative expenses            785,282        658,757        253,605        912,362
                                   -----------    -----------    -----------    -----------
Gross cruise costs                   3,941,750      3,308,978      1,168,000      4,476,978
Less cruise costs
    Passenger tickets                 (953,511)      (870,638)      (250,858)    (1,121,496)
    Onboard and other                 (205,183)      (176,795)       (60,798)      (237,593)
                                   -----------    -----------    -----------    -----------
Net cruise costs                   $ 2,783,056    $ 2,261,545    $   856,344    $ 3,117,889
                                   ===========    ===========    ===========    ===========
ALBDs                                   27,625         23,648          8,313         31,961
                                   ===========    ===========    ===========    ===========
Gross cruise costs per ALBD        $    142.69    $    139.93    $    140.50    $    140.08
                                   ===========    ===========    ===========    ===========
Net cruise costs per ALBD          $    100.74    $     95.63    $    103.01    $     97.55
                                   ===========    ===========    ===========    ===========

     (1) The pro forma information gives pro forma effect to the DLC transaction between Carnival Corporation and Carnival plc, which was completed on April 17, 2003. Management has prepared the pro forma information based upon the companies' historical financial information and, accordingly, the above information should be read in conjunction with the companies' historical financial statements, as well as pro forma information included in the companies' joint Current Report on Form 8-K, dated May 29, 2003.

         The DLC transaction has been accounted for as an acquisition of Carnival plc by Carnival Corporation, using the purchase method of accounting. The Carnival plc accounting policies have been conformed to Carnival Corporation's policies. Carnival plc's reporting period has been changed to the Carnival Corporation reporting period and the information presented above covers the same periods of time for both companies. Carnival Corporation & plc are having an independent appraisal performed of all of Carnival plc's cruise ships and intangible assets. Accordingly, we believe it is possible that the fair value of some of Carnival plc's cruise ships could be less than their carrying value, thus reducing pro forma depreciation expense. In addition, amortizable intangibles which have not been valued and amortized in the above pro forma information, could also eventually be recorded and amortized, based primarily upon the appraisals.

         The above pro forma information has been prepared as if the DLC transaction had occurred on December 1, 2001 and has not been adjusted to reflect any net transaction benefits. In addition, the pro forma information does not purport to represent what the results of operations actually could have been if the DLC transaction had occurred on December 1, 2001 or what those results will be for any future periods.

     (2) Carnival plc's costs related to its terminated Royal Caribbean transaction and the completion of the DLC transaction with Carnival Corporation, which were expensed by Carnival plc prior to April 17, 2003. The amount of these nonrecurring expenses was approximately $20.1 million, $4.6 million, $24.5 million, $7.4 million, $10.9 million and $79.4 million in the three months ended February 28, 2003 and 2002, May 31, 2003 and 2002, August 31, 2002 and November 30, 2002, respectively.

     (3) Carnival plc has or is expected to receive insurance company and/or shipyard payments related to the Diamond Princess fire and the Island Princess delayed delivery. The present value of these payments, which approximate $99 million, has been recorded on the balance sheet of Carnival Corporation & plc as a Carnival plc fair value acquisition adjustment. Accordingly, the income originally expected to be recognized by Carnival plc of $6.8 million, $40.1 million, $30.6 million, $18.2 million and $3.2 million in the three months ended May 31, 2003, August 31, 2003, November 30, 2003, February 28, 2004 and May 31,
2004, respectively, will not be recognized in Carnival Corporation & plc's earnings, as it would have been by Carnival plc on a standalone basis, but will be accounted for as a collection of this receivable by the combined entity.

-----------------------END PRO FORMA FINANCIAL INFORMATION----------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   CARNIVAL CORPORATION                     CARNIVAL PLC

   By: /s/ Gerald R. Cahill                 By: /s/ Gerald R. Cahill
       --------------------                     --------------------
   Name:  Gerald R. Cahill                  Name:  Gerald R. Cahill
   Title: Senior Vice President-Finance     Title: Senior Vice President-Finance
   and Chief Financial and                  and Chief Financial and
   Accounting Officer                       Accounting Officer


   Date: September 18, 2003                 Date: September 18, 2003